SEC File No. 33-67852
                                                           SEC File No. 33-56094


                                  PILGRIM FUNDS

                       Supplement dated November 21, 2001
                   to the Statement of Additional Information
                               dated March 1, 2001


CHANGE IN DISCLOSURE REGARDING 12B-1 FEES FOR CLASS Q SHARES

Effective November 1, 2001, the following disclosure will replace the third paragraph under the section "Rule 12b-1 Plans" on page 25 of the Statement of Additional Information:

     Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% (0.75% for Strategic Income Fund) for Class C, 0.65% (0.40% for High Yield Fund) for Class M and 0.15% - 0.95% for Class
     T. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C shares and in the 1st month following a purchase of Class M and Class T shares. In addition, a 0.25% fee may be paid on Class Q shares.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.